UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 10, 2025

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
Adjournment of 2025 Annual Meeting
On June 10, 2025, Bakkt Holdings, Inc. (the “Company”) called to order its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, there were present or represented by proxy a sufficient number of shares representing the Company’s common stock to constitute a quorum. The Chairman of the meeting adjourned the 2025 Annual Meeting without opening the polls on the matters that were scheduled to be submitted to a vote of the Company’s stockholders at the 2025 Annual Meeting.
The 2025 Annual Meeting was adjourned to allow stockholders additional time to consider the supplements to the Company’s Definitive Proxy Statement, dated April 28, 2025 (as supplemented, the “Proxy Statement”), with respect to updates to the Company’s investment policy to enable it to allocate capital into Bitcoin and other digital assets as part of its broader treasury and corporate strategy, as well as related matters, filed on a Current Report on Form 8-K and as additional solicitation material with the Securities and Exchange Commission (“SEC”) on June 10, 2025.
The 2025 Annual Meeting is adjourned until June 17, 2025 at 10:00 a.m. Eastern Time. At that time, the 2025 Annual Meeting will be reconvened to vote on the proposals described in the Proxy Statement.
The 2025 Annual Meeting will still be a completely virtual meeting. Stockholders will be able to attend, vote at, and submit questions during the reconvened 2025 Annual Meeting on June 17, 2025 using the same process and access information that they used in connection with the originally scheduled 2025 Annual Meeting, the details of which are set forth in the Proxy Statement. To be more specific, stockholders will be able to attend, vote at and submit questions during the reconvened 2025 Annual Meeting on June 17, 2025 by visiting www.virtualshareholdermeeting.com/BKKT2025 and entering the control number included in their notice of internet availability of proxy materials, on their proxy card or in the instructions that accompanied their proxy materials. The website address above shall not be deemed to be incorporated by reference herein.
The Company does not intend to change the record date for the 2025 Annual Meeting. Accordingly, only stockholders of record at the close of business on April 14, 2025 will be entitled to vote at the reconvened 2025 Annual Meeting.
Until the 2025 Annual Meeting is reconvened on June 17, 2025, the Company will continue to solicit proxies from its stockholders with respect to the proposals set forth in the Proxy Statement.
Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by the stockholders at the 2025 Annual Meeting.
This Current Report may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the 2025 Annual Meeting. Before making any voting decision, the Company strongly encourages all of its stockholders to read the Proxy Statement (including any amendments or supplements thereto) and other proxy materials relating to the 2025 Annual Meeting, including this Current Report, which are available free of charge on the SEC’s website at www.sec.gov.
Cautionary Note Regarding Forward-Looking Statements
This Current Report contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended.

Such statements include, but are not limited to, statements regarding the Company’s plans with respect to the 2025 Annual Meeting. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control.
Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: the Company’s ability to continue as a going concern; the Company’s ability to grow and manage growth profitably; the possibility that the Company may be unable to obtain the applicable regulatory approvals to execute on the cooperation agreement with Distributed Technologies Research Global Ltd. (“DTR”); finalizing the proposed commercial agreement with DTR, including whether such agreement will be executed on terms favorable to the Company or if at all, or be completed on the expected timeline, and whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of the treasury strategy; the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940, as amended; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and continued access to the line of credit extended by Intercontinental Holdings, Inc.; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s ability to successfully complete a strategic transaction of the Loyalty business; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its most recent quarterly report on Form 10-Q for the quarter ended March 31, 2025, and the risks regarding the Company’s adoption of its updated investment policy set forth in Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on June 10, 2025.
You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.

Date: June 10, 2025
/s/ Marc D’Annunzio
Name: Marc D’Annunzio
General Counsel and Secretary

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